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Amendment No. 4 to Research Agreements Guardian - Intermolecular

Amendment No. 4
to the Research Agreements between
Guardian Industries and Intermolecular

WHEREAS GUARDIAN INDUSTRIES CORP., a Delaware corporation located at 2300 Harmon Road, Auburn Hills, Michigan 48326 (hereinafter referred to as "Guardian") and INTERMOLECULAR, INC., a Delaware corporation located at 3011 North First Street, San Jose, California 95134 (hereinafter referred to as "Intermolecular"), entered into the following agreements –

1.
A RESEARCH AGREEMENT effective Feb. 8, 2010 ("Wet Coating Master Agreement"), which incorporates by reference a Task Order effective February 8, 2010, a Task Order effective Jul. 22, 2010, a Task Order effective Oct. 22, 2010, a Task Order effective May 1, 2011 as amended on November 1, 2011 and a Task Order effective July 1, 2012.

2.
A RESEARCH AGREEMENT effective Jul. 15, 2010 ("Sputtered Coating Master Agreement"), which incorporates by reference a Task Order effective Jul. 22, 2010, a Task Order effective November 30, 2010, a Task Order effective Jan. 1, 2012, a Task Order effective June 1, 2012, and a Task Order effective February 6, 2014 (now , collectively “Past Sputtered Task Orders”) .

3.	An Amendment Number One to the Wet Coating Master Agreement and the Sputtered Coating Master Agreement effective Jan. 1, 2012 (“Amendment Number One”).

4.	An Amendment Number Two to the Wet Coating Master Agreement and the Sputtered Coating Master Agreement effective Dec. 31, 2013 (“Amendment Number Two”)

5.	An Amendment Number Three to the Wet Coating Master Agreement and the Sputtered Coating Master Agreement effective January 31, 2014 (“Amendment Number Three”)

6.	(the Wet Coating Master Agreement, the Sputtered Coating Master Agreement, Amendment Number One, Amendment Number Two, and Amendment Number Three are herein collectively referred to as “Agreements”);

WHEREAS Guardian and Intermolecular wish to modify the terms of the Agreements;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guardian and Intermolecular agree to modify the terms of the Agreements by this amendment (hereinafter “Amendment Number Four”) as set forth below :

1.	AMENDMENT EFFECTIVE DATE

1.1	This Amendment shall have an effective date of February 1, 2015 (“Amendment Four Effective Date”).

2.	MODIFICATION OF TERM AND TERMINATION
Section 2.1 and Section 2.3 of Amendment Number Three are deleted in their entirety and replaced with the following:

2.1
Notwithstanding anything to the contrary in the Agreements, unless terminated by mutual agreement, by convenience as described in Section 2.3 herein or for breach, each of the Agreements shall terminate two (2) years from the Amendment Four Effective Date (hereinafter defined as “Term”). For the avoidance of doubt, and without limiting the effect of any other survival clauses in the Agreements or the prior Amendments, all licenses, royalty obligations and intellectual property provisions shall survive the expiration or termination of the Agreements.

2.3
Guardian may terminate the Agreements for convenience as described in this Section 2.3 (“Termination for Convenience”). Guardian may terminate the Agreements for convenience by giving written notice to Intermolecular between October 1, 2015 and October 31, 2015 (“Window Period”) provided that if termination for convenience under this Section 2.3 is exercised during the Window Period, Guardian shall continue to pay to Intermolecular all amounts due under Section 3.1 for the period from November 1, 2015 to January 31, 2016, as

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Amendment No. 4 to Research Agreements Guardian - Intermolecular

well as a cancellation fee equal to [***] of Program Fees (as defined in Section 4.1 below), and these Agreements will terminate on January 31, 2016.

3.	RESOURCES

3.1	Effective on the Amendment Four Effective Date and for the duration of the Term, Intermolecular agrees to provide

a.	IMI Equipment/Software Resources(“Equipment Resources”) consisting of

i.	[***]

ii.	Metrology for [***]Measurements ; and

b.	IMI Personnel Resources consisting of [***] FTEs dedicated to the conduct of the Development Programs (“FTE Resources”)
to support the tasks related to the Agreements.

4.	PROGRAM FEES

4.1
Effective on the Amendment Four Effective Date and for the duration of the Term, Guardian shall pay Intermolecular [***] (“Program Fees”) per month in exchange for the resources provided by Intermolecular under this Amendment Number Four.

5.	LICENSING TERMS FOR NEW TASK ORDERS
For any Task Order with an effective date after the Amendment Four Effective Date or designated as such by agreement of the parties (“New Task Order”) and any Past Sputtered Task Order and any Task Order under the Wet Coating Master Agreement, the licensing terms and conditions for any Project-Related Technology or Program Technology shall be determined by the parties as set forth in Exhibit A attached hereto.

6.	MODIFICATION OF FTE RESOURCES OR EQUIPMENT RESOURCES
Section 9.2 of Amendment Number Three is deleted in its entirety and replaced with the following:

6.1
Notwithstanding Section 9.1 of Amendment Number Three, the total amounts due to Intermolecular under the Program Fees and Royalties during the Term and commencing on the Amendment Three Effective Date shall not be less than [***] unless reduced either through Termination for Convenience or through a suspension of payment permitted under Section 4.2 of Amendment Number Three.

7.	GOOD FAITH NEGOTIATIONS REGARDING RIGHT OF FIRST REFUSAL
The parties agree to negotiate in good faith regarding entry into a new agreement that would provide Guardian a right of first refusal, right of last refusal or similar right to offer or counter offer in the instance that Intermolecular is entering into a binding or non-binding letter of intent or agreement with any third party in Guardian’s Field as defined in any Task Order or Agreement (“Guardian Competitor”) related to the sale of ownership rights of any [***] or [***] that is owned or co-owned by Intermolecular under the Agreements (“Agreement-Related Assets”). The potential agreement contemplated by this Section 7 is intended to apply solely to the sale of [***], individually or as part of a sale of Intermolecular’s [***] business, to a Guardian Competitor, and would not apply to the sale or acquisition of Intermolecular or substantially all of its assets.

8.	MISCELLANEOUS
This Amendment Number Four shall be deemed to be incorporated into the Agreements and made a part thereof. All references to the Agreements in any other document shall be deemed to refer to the Agreements as modified by this Amendment Number Four. Except as modified by this Amendment Number Four, all of the terms and conditions of the Agreements shall remain in full force and effect. In the event that the terms of this Amendment Number Four conflict with the terms of the Agreements, the terms of this Amendment Number Four shall control.

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Amendment No. 4 to Research Agreements Guardian - Intermolecular

9.	EXECUTION
This Amendment Number Four may be executed in any number of counterpart originals, each of which shall be deemed an original instrument for all purposes, but all of which shall comprise one and the same instrument. This Amendment Number Four may be delivered by electronic mail or facsimile, and a scanned version of this Amendment Number Four shall be binding as an original.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number Four to be executed by their duly authorized representatives:

“Guardian”                    “Intermolecular”

Guardian Industries Corp.            Intermolecular, Inc.

Date:    30 Oct. 2014                Date:    October 30, 2014

Name:    /s/ Sheldon Davis            Name:    /s/ Bruce McWilliams

(Print)    Sheldon Davis                (Print)    Bruce McWilliams

Title:    VP, R&D                Title:    President and CEO

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Amendment No. 4 to Research Agreements Guardian - Intermolecular

Exhibit A

1.	TASK ORDER CATEGORIES

a.	Prior to Intermolecular beginning work on a New Task Order, Guardian will designate the New Task Order as being one of the following categories, which will determine Royalties paid:
i.    “Research Services.” Generally, by way of example and not limitation, a Task Order will be categorized as “Research Services” if it has a well-defined, limited scope, is intended to identify, characterize or understand problems arising in [***], and the research methodology is defined and controlled by [***]. Guardian will not pay a royalty for Sales on any Program Technology developed under the Research Services Task Order. For clarity, the parties recognize that one of the Agreements refers to “Program Technology” and “Project Set” and the other refers to “Project-Related Technology,” and for the purposes of this Exhibit A, the parties use the terms “Program Technology,” “Project Set” and “Project-Related Technology” to mean the same thing.
ii.     “Incremental Development.” Generally, by way of example and not limitation, a Task Order will be categorized as “Incremental Development” if it has a narrow defined scope, is intended or expected to develop a [***] for a [***] or improve upon a Breakthrough Development, and the research methodology is defined and controlled by [***]. Guardian will pay a Royalty using the applicable Incremental Development Rates set forth in the table below.
iii.    “Breakthrough Development.” Generally, by way of example and not limitation, a Task Order will be categorized as “Breakthrough Development” if it has a broadly defined scope, is intended or expected to develop a new [***], and the research methodology is defined and controlled by [***]. Guardian will pay a Royalty using the applicable Breakthrough Development Rate set forth in the table below.

b.
IMI has the right to decline a Task Order before starting development work on the subject matter of the Task Order, but Guardian’s option to suspend payment under Section 4.2 of Amendment Number Three will not be affected by IMI’s right to decline.

c.
The parties intend that Task Orders under this Exhibit A shall predominantly be categorized either as Incremental Development or Breakthrough Development Task Orders. The Parties further intend that there will be no period of more than [***] months in any [***] month period in which only Research Services Task Orders are ongoing.

2.	A Task Order will not be complete until Guardian’s demonstration of technical success criteria (e.g., qualification for commercial production) at [***] (“Task Order Completion Date”).

3.	EXCLUSIVITY

a.	Unless otherwise agreed to in a Task Order, Guardian’s Field for exclusivity will be i) [***] including but not limited to [***] and ii) [***].

b.
Guardian will notify Intermolecular within [***] following the Task Order Completion Date or termination of the New Task Order or the Task Order effective February 6, 2014 [***] or by January 31, 2015 for the Task Order effective June 1, 2012 [***] (“Election Date”) of its election to take an exclusive or non-exclusive license to the Program Technology.

c.
If Guardian has elected exclusivity for New Task Order, the Task Order effective June 1, 2012 [***] or the Sputtered Task Order effective February 6, 2014 [***] , Guardian will pay Intermolecular at a rate of [***] the Royalty rate that would have been paid according to the table below until the aggregate Royalty paid under that Task Order exceeds [***].

d.
In the event that Guardian elects to receive an exclusive license to the Program Technology of a New Task Order, the Task Order effective June 1, 2012 [***] or the Sputtered Task Order effective February 6, 2014

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Amendment No. 4 to Research Agreements Guardian - Intermolecular

[***] , but Guardian has not sold Product incorporating the Program Technology from the Task Order by the [***] of the Election Date, Guardian’s exclusive license to such Program Technology will automatically convert to a non-exclusive license as of such date. Similarly, if, after having paid Intermolecular royalties for exclusively licensed Product incorporating Program Technology, Guardian ceases to sell such Products for a period of [***] following Guardian’s last Royalty payment and if the royalties in the aggregate paid to date have not exceeded an amount more than [***] the Program Fees associated with the Task Order, Guardian’s exclusive license to such Program Technology will automatically convert to a non-exclusive license as of such date. Generally, Guardian agrees to act in good faith and use commercially reasonable efforts to sell Product incorporating exclusively licensed Program Technology. If Guardian has maintained an exclusive license for the entire Royalty Period, the exclusive license will continue for [***] after the end of the Royalty Period. This Section 3 (d) expressly replaces the minimum exclusivity conditions for the Task Order effective June 1, 2012 [***] or the Sputtered Task Order effective February 6, 2014 [***].

4.	ROYALTIES

a.	Royalties will be calculated based on Sale of Guardian Product incorporating the Program Technology from the relevant Task Order.

b.
“Sale” means every disposition of an item or provision of a service, including selling, renting, leasing, lending and bartering of an item or service. A Sale is considered to occur when the item is delivered or service is provided or when an invoice is issued, whichever occurs first.

c.
“Net Margin” means the ratio of operating profit divided by revenue, where “operating profit” means revenue minus cost of goods sold before taxes and excluding royalties due hereunder (i.e., operating profit is equal to EBIT as calculated in the ordinary course of business for Guardian prior to consideration of any royalty due hereunder). Intermolecular understands that Guardian’s ordinary course of business [***] calculation may include the [***] of [***] Fees paid under these Agreements, and Intermolecular will agree to Guardian’s use of the amortization of such Program Fees in its [***] calculation for Guardian Product incorporating Program Technology of a Task Order provided that Guardian represents and warrants that (1) it is Guardian’s standard accounting practice to [***], (2) Guardian is [***] only the [***] of the relevant New Task Order performed by Intermolecular at Intermolecular’s facility in Guardian’s [***] calculation, and (3) Guardian is only [***] the [***] a [***] period starting from first Sale.

d.
If a Guardian Product subject to the payment of royalties hereunder incorporates or uses Program Technology from one or more Task Orders (inclusive of Past Sputtered Task Orders, New Task Orders or prior Task Orders under the Wet Coating Master Agreement) the royalty rate for such Guardian Product shall be the applicable Royalty rate in the table below.

e.
Within a calendar year, Guardian shall not be required to pay more than [***] in royalties per Task Order that is classified as Breakthrough Development, and shall not be required to pay more than [***] in royalties per Task Order that is classified as Incremental Development; provided, however, notwithstanding the fact that Royalties are [***] under Section 4(d), the annual royalty caps provide within this Section 4(e) are [***].

f.
The obligation to pay Royalties under a Task Order shall run for [***] from the date of first Sale (“Royalty Period”) of a Guardian Product [***] incorporating Program Technology or other intellectual property owned or co-owned by Intermolecular.

g.	Royalty payments [***] based on changes to net margin percentage by product category.

h.
Royalties for Sale of Guardian Products in the Net Margin [***] will not exceed [***] percent of the Net Margin multiplied by the revenue for the Guardian Product regardless of the Royalty rate in the table below.

i.	Guardian will pay a Royalty based on the following table:

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Amendment No. 4 to Research Agreements Guardian - Intermolecular

Net Margin	Incremental Innovation Rate [***]	Breakthrough Innovation Rate [***]
[***]	[***]	[***]

5.
For Program Technology where Guardian has a non-exclusive license, and Intermolecular grants licenses to third parties to use such Program Technology, Intermolecular agrees to pay Guardian a revenue share amount of [***] percent ([***]) of the net revenue actually received by Intermolecular in connection with Intermolecular’s license of such Program Technology to any third parties. The revenue share will be net of all of Intermolecular’s expenses related to commercializing or licensing such Program Technology as well as any taxes other than taxes based on Intermolecular’s net income.

6.
If Guardian exercises its right to sublicense the Program Technology to Third Party licensees as allowed under Section 5.2.4 of the Sputter Coating Master Agreement as part of a license that also includes other Guardian Prior Technology or Guardian intellectual property developed independent of the Agreements, Guardian shall pay Intermolecular a pass-through royalty equal to [***] percent ([***]%) of the royalties received by Guardian from the applicable sublicensed Program Technology to the Third Party licensee.

7.
Each quarterly Royalty report shall include (1) a representation and warranty from Guardian that the royalties stated therein are complete, true and accurate, and (2) a good faith quarterly royalty estimate for the next four quarters.

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